Exhibit 99.1
22C Capital I, L.P.

By: 22C Capital GP I, L.L.C., its general partner
By: 22C Capital GP I MM LLC, its managing member
By: /s/ Eric J. Edell
Name:  Eric J. Edell
Title:  Member                                                                                                                                      Date: 08/26/2020

22C DiscoverOrg Advisors, LLC

By: /s/ Eric J. Edell
Name:  Eric J. Edell
Title:  Managing Member                                                                                                                   Date: 08/26/2020

22C DiscoverOrg Investors, LLC

By: 22C DiscoverOrg MM, LLC, its managing member
By: 22C DiscoverOrg Advisors, LLC, its managing member
By: /s/ Eric J. Edell
Name:  Eric J. Edell
Title:  Managing Member                                                                                                                   Date: 08/26/2020

22C Magellan Holdings LLC

By: /s/ Eric J. Edell
Name:  Eric J. Edell
Title:  Officer with Title of Authorized Signatory                                                                           Date: 08/26/2020

22C Capital GP I MM LLC

By: /s/ Eric J. Edell
Name:  Eric J. Edell
Title:  Member                                                                                                                                      Date: 08/26/2020

22C Capital GP I, L.L.C.

By: 22C Capital GP I MM LLC, its managing member
By: /s/ Eric J. Edell
Name:  Eric J. Edell
Title:  Member                                                                                                                                      Date: 08/26/2020

22C DiscoverOrg MM, LLC

By: 22C DiscoverOrg Advisors, LLC, its managing member
By: /s/ Eric J. Edell
Name:  Eric J. Edell
Title:  Managing Member                                                                                                                   Date: 08/26/2020

22C Capital I-A, L.P

By: 22C Capital GP I, L.L.C., its general partner
By: 22C Capital GP I MM LLC, its managing member
By: /s/ Eric J. Edell
Name:  Eric J. Edell
Title:  Managing Member                                                                                                                   Date: 08/26/2020